SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF EACH OF THE LISTED FUNDS:

DWS Target 2010 Fund DWS Target 2011 Fund DWS Target 2012 Fund DWS Target 2013 Fund DWS Target 2014 Fund

The following person is added to the portfolio management team, as reflected in the “Portfolio management” section of the funds’ prospectus:

John D. Ryan

Director of Deutsche Asset Management and Portfolio Manager of the funds.

■
Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

■	Over 18 years of investment industry experience.

■	Joined the funds in 2010.

■	BA in Economics, University of Chicago; MBA, University of Chicago.

Please Retain This Supplement for Future Reference

July 16, 2010
T2014